UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2015

Crown Castle International Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-16441	76-0470458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1220 Augusta Drive, Suite 600 Houston, TX		77057
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 570-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 28, 2015, The Royal Bank of Scotland plc (“RBS”) resigned as administrative agent, issuing bank and swingline lender under, and Mizuho Bank, Ltd. (“Mizuho”) was appointed as the successor administrative agent, issuing bank and swingline lender under, the Credit Agreement dated as of January 31, 2012 (as amended, supplemented or otherwise modified, the “Credit Agreement”), among Crown Castle International Corp. (“Company”), Crown Castle Operating Company (“Borrower”), the lenders and issuing banks from time to time party thereto, RBS, as administrative agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as syndication agent, and Morgan Stanley Senior Funding, Inc., as co-documentation agent, pursuant to the Agency Resignation and Appointment Agreement and Amendment to Credit Agreement dated as of August 7, 2015 (“Agency Appointment Agreement”), among the Company, the Borrower, certain subsidiaries of the Borrower party thereto, RBS, Mizuho and the lenders party thereto. The Agency Appointment Agreement became effective, in accordance with its terms, on August 28, 2015, and amends the Credit Agreement and the related loan documentation to substitute Mizuho for RBS as administrative agent, issuing bank and swingline lender under the Credit Agreement.

The foregoing summary of the Agency Appointment Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agency Appointment Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

The Credit Agreement has been previously filed with, and is described in, the Company’s Current Report on Form 8-K dated January 31, 2012.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

10.1	Agency Resignation and Appointment Agreement and Amendment to Credit Agreement dated as of August 7, 2015, among Crown Castle International Corp., Crown Castle Operating Company, certain subsidiaries of Crown Castle Operating Company party thereto, The Royal Bank of Scotland plc, as the retiring administrative agent, issuing bank and swingline lender, Mizuho Bank, Ltd., as the successor administrative agent, issuing bank and swingline lender, and the lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.

By:	/s/ E. Blake Hawk
Name:	E. Blake Hawk
Title:	Executive Vice President and General Counsel

Date: August 31, 2015

EXHIBIT INDEX

Exhibit No.	Description

10.1	Agency Resignation and Appointment Agreement and Amendment to Credit Agreement dated as of August 7, 2015, among Crown Castle International Corp., Crown Castle Operating Company, certain subsidiaries of Crown Castle Operating Company party thereto, The Royal Bank of Scotland plc, as the retiring administrative agent, issuing bank and swingline lender, Mizuho Bank, Ltd., as the successor administrative agent, issuing bank and swingline lender, and the lenders party thereto.